                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                                    of the
                        Securities Exchange Act of 1934


                       Date of Report (date of earliest
                         event reported) March 3, 1999


                          Bryn Mawr Bank Corporation
                          --------------------------
            (Exact Name of Registrant as specified in its charter)


      Pennsylvania                       0-15261             23-2434506
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(State or other jurisdiction          (Commission         (I.R.S. Employer
of incorporation)                     File Number)        Identification No.)


                   801 Lancaster Avenue, Bryn Mawr, PA 19010
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Registrant's telephone number, including area code:  610-525-2300
                                                     ------------


                                     None
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         (Former name or former address, if changed since last report)
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Item 5.   Other Matters
          -------------

     On March 3, 1999, the Registrant issued a press release announcing the initiation of a program to repurchase its common stock. The program provides for the repurchase of up to Six Million Five Hundred Thousand Dollars ($6,500,000) in the aggregate of the Registrant's common stock but not more than five percent (5%) of its outstanding shares as of February 28, 1999.

     The foregoing is a summary of the press release which is attached as Exhibit A to this report and is incorporated herein by reference. The foregoing description does not purport to be complete and is qualified in its entirety by reference to Exhibit A.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   BRYN MAWR BANK CORPORATION



                                   By: /s/ Robert L. Stevens
                                      --------------------------
                                           Robert L. Stevens
                                      Chairman and Chief Executive Officer



Date: March 3, 1999